CERTAIN TRANSACTIONS	0 Months Ended
Dec. 31, 2011
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – CERTAIN TRANSACTIONS:

1) Cephalon acquisition

On October 14, 2011, Teva acquired Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon is a global biopharmaceutical company with a strong marketed portfolio and a pipeline of branded products. The acquisition diversified Teva's branded portfolio and enhanced Teva's late-stage innovative pipeline.

The acquisition was financed by borrowing under credit facilities and by the issuance of a long term debt (refer to note 10).

At the closing, Cephalon had two outstanding series of convertible debt: $820 million of 2.0% notes due 2015 and $500 million of 2.5% notes due 2014. Both series became convertible as a result of the acquisition. The aggregate amount payable upon conversion was approximately $2.1 billion. By the end of 2011, holders of effectively 100% of Cephalon's convertible debt had submitted their debt for conversion.

Cephalon's results of operations and balance sheet were included in Teva's consolidated reports commencing October 2011.

At the closing, Cephalon had contingent consideration liabilities related to future milestones payments due to the acquisition of Gemin X Pharmaceuticals, Inc. ("Gemin X") in April 2011, the acquisition of Ception Therapeutics, Inc. (“Ception”) in February 2010, the acquisition of BioAssets Development Corporation ("BDC") in November 2009, and the inclusion of Alba Therapeutics Corporation (“Alba”) in February 2011.

The table below summarizes Cephalon's contingent consideration arrangements:

Acquired Company	Estimated Payment Years	Aggregate Possible Contingent Consideration (U.S dollars in millions)
Gemin X	2016, 2019, 2020 and 2023	0 - 300
Ception	2014-2015	0 - 500
BDC	2015 and 2020	0 - 80
Alba	2016 and 2020	0 - 95

The aggregate fair value amount of Cephalon's contingent consideration liabilities at the date of the Cephalon acquisition was $171 million.

We determined the fair value of the liability for the contingent consideration based on a probability-weighted discounted cash flow analysis. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. The fair value of the contingent consideration liability associated with future milestone payments was based on several factors including:

  estimated cash flows projected from the success of unapproved product candidates in the U.S. and Europe;
  the probability of success for product candidates including risks associated with uncertainty, achievement and payment of milestone events;
  the time and resources needed to complete the development and approval of product candidates;
  the life of the potential commercialized products and associated risks of obtaining regulatory approvals in the U.S. and Europe; and
  the risk adjusted discount rate for fair value measurement.

The contingent consideration payments have been recorded as a liability, and their fair value will be evaluated quarterly or more frequently if circumstances dictate. Changes in the fair value of contingent consideration will be recorded in earnings.

The table below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. These estimates are subject to revision, which may result in significant adjustments to the values presented below, when the appraisals are finalized.

The primary areas of the preliminary purchase price allocation that are not yet finalized relate to the fair values of intangible assets acquired and liabilities assumed, income taxes and resulting goodwill. We expect to obtain information to assist us in determining the fair value of the net assets acquired at the acquisition date during the measurement period.

U.S. $
in millions
Current assets	$2,855
Investment and non-current assets	505
Property, plant and equipment	390
Identifiable intangible assets:
Existing product rights and trade name	2,933
Research and development in-process	1,505
Goodwill	2,874
Total assets acquired	11,062

Current liabilities	956
Short term debt	2,082
Long-term liabilities, including deferred taxes	1,266
Contingent consideration	171
Total liabilities assumed	4,475
Non controlling interest	76
Net assets acquired	$6,511

<>An amount of $1,505 million of the purchase price was allocated to the estimated fair value of purchased research and development in-process, that as of the closing date of the acquisition, had not reached technological feasibility. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned (Refer to note 1i).

<>Research and development in-process related to 10 products. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a discount rate of 13% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2015. Of these 10 products, none had been launched through December 31, 2011.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

<>An amount of $2,924 million of the purchase price was allocated to existing products. The Company is amortizing existing products over a range of periods of between 3 to 12 years. An amount of $9 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $2,874 million, and was allocated to goodwill, which is due to primarily the expected synergies and economies of scale.

Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2011 and 2010, as if the acquisition of Cephalon had occurred on January 1, 2010 after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) exclusion of $288 million of nonrecurring expense related to inventory step up in 2011 and inclusion of $355 million of nonrecurring expense in 2010; (c) estimated additional finance expenses due to: (i) borrowings under credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of Cephalon's equity investment mark-to-market effect (an exclusion of income of $198 million and $8 million in 2011 and 2010 supplemental pro forma net income respectively); and (iv) elimination of Cephalon's finance expense relating to convertible debentures; (d) pharmaceutical products divested as part of the regulatory requirements for approving the deal; (e) elimination of intercompany sales; (f) elimination of net revenues related to the divestiture of certain overlapping products; and (g) elimination of net revenues and income related to Cephalon's divested businesses (Middle East, Africa, Latin America and Asia); and (h) certain adjustments with regards to the amortization of Cephalon's Provigil® product.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 nor is it necessarily indicative of future results.

	Year ended December 31,
	2011	2010

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$20,443	$18,792
Net income attributable to Teva	$2,656	$2,881

Earnings per share:
Basic	$2.98	$3.22
Diluted	$2.97	$3.18

Alba Therapeutics Corporation

In February 2011, Cephalon entered into agreements with Alba Therapeutics Corporation ("Alba"), a privately held biopharmaceutical company, with an option to purchase all of Alba's assets relating to larazotide acetate, a tight junction modulator, progressing toward a Phase IIb clinical trial for the treatment of celiac disease. Under the terms of the option agreement, Cephalon paid Alba a $7 million upfront option payment and agreed to provide a credit facility of up to $23 million to fund Alba's Phase IIb clinical trial expenses. Teva may exercise such option to purchase all of Alba's assets relating to larazotide acetate at any time prior to expiration of a specified period following receipt of the final study report for the Phase IIb clinical trial for an additional payment of $15 million.

As of December 31, 2011, Alba utilized $18 million of the credit facility. Alba could receive additional payments related to clinical and regulatory milestones.

Teva has determined that, because of its rights under the Alba option agreement, Alba is a variable interest entity ("VIE") for which Teva is the primary beneficiary. As a result, Alba's financial condition and results of operations were included in our consolidated financial statements.

Alba did not have a material impact on Teva's financial statements.

Although Alba is included in the consolidated financial statements, Teva's interest in Alba's assets is limited to that accorded to us in the agreements with Alba as described above. Alba's creditors have no recourse to the general credit of Cephalon.

2) Taiyo acquisition

On July 14, 2011, Teva acquired 100% of Taiyo Pharmaceutical Industry Co. Ltd. (“Taiyo”) outstanding shares for $1,092 million in cash. Taiyo has developed a large portfolio of generic products in Japan with over 550 marketed products, and its advanced production facilities enable it to produce a wide range of dosage forms on a large scale.

The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Taiyo's results of operations were included in Teva's consolidated financial statements commencing July 2011.

3) Japanese venture

On September 26, 2011, Teva acquired all non-controlling interests of its investment in Taisho, as well as gained 100% control on its former equity investment in Teva-Kowa, for total purchase price of $150 million. This acquisition, together with the Taiyo acquisition described above, enabled Teva to expand its Japanese operations.

The equity investment in Teva-Kowa was remeasured to fair value on the acquisition date, with an increase of $57 million over the book value recognized as part of general and administrative expenses. The gain is a result of an increase in the venture's value. Teva is currently evaluating the fair value of assets acquired and liabilities assumed in the acquisition.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

4) CureTech

On September 28, 2011, Teva exercised its option to invest $19 million in CureTech Ltd. (“Curetech”), a biotechnology company developing novel, broad-spectrum, immune modulating products for the treatment and control of cancer. In addition, Teva is obligated to invest up to $50 million in CureTech's research and development activity. Teva's holding in CureTech after the exercise of the option increased from 33% to 75%. Teva holds an option to acquire full ownership of CureTech.

Teva's existing investment in CureTech, which was accounted for using the equity method, was remeasured to fair value on the acquisition date, with an increase of $78 million over the book value recognized as part of general and administrative expenses. The gain reflects an increase in CureTech's value and represents the progress in CureTech's research through the day Teva acquired control.

An amount of $127 million was allocated to research and development in process, representing an estimate of the fair value of purchased in-process technology for two products.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

5) Laboratoire Theramex acquisition

On January 5, 2011, Teva completed the acquisition of Laboratoire Theramex (“Theramex”), Merck KGaA's European-based women's health business, for €267 million in cash (approximately $355 million) and certain limited performance-based milestone payments. Theramex has a broad portfolio of women's health and gynecology products sold in over 50 countries, primarily France and Italy.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

No significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

6) Corporación Infarmasa acquisition

On January 26, 2011, Teva acquired Corporación Infarmasa (“Infarmasa”), a top ten pharmaceutical company in Peru, from The Rohatyn Group and Altra Investments.

Infarmasa manufactures and commercializes branded and unbranded generic drugs, primarily corticosteroids, antihistamines, analgesics and antibiotics. Infarmasa's product offerings has enhanced Teva's portfolio in the market, especially in the area of antibiotics, where Infarmasa has the leading brand in Peru.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

No significant adjustments were recorded to the assets acquired or to the liabilities assumed and the resulting goodwill.

7) Consumer health care partnership with Procter & Gamble

In November, 2011, Teva and The Procter & Gamble Company (“P&G”) formed a consumer health care joint venture combining the companies' over-the-counter pharmaceutical businesses ("OTC") in all markets outside North America. In addition, Teva will manufacture products to supply the joint venture's markets as well as P&G's existing North American OTC business. The joint venture did not have a significant effect on Teva's results of operations in 2011.

8) Ratiopharm acquisition

On August 10, 2010, Teva acquired Merckle ratiopharm Group (“ratiopharm”) for a total cash consideration of $5.2 billion. The transaction was accounted for as a business combination. Ratiopharm's results of operations were included in Teva's consolidated financial statements commencing August 2010.

The cash consideration was financed through Teva's internal resources, the issuance of $2.5 billion in senior notes and credit lines, including credit agreements for an aggregate amount of $1.5 billion.

The table below summarizes the fair value of assets acquired and liabilities assumed and resulting goodwill:

U.S. $
in millions
Current assets	$1,218
Investment and non-current assets	40
Property, plant and equipment	354
Identifiable intangible assets:
Existing product rights	1,658
Trade name	139
Research and development in-process	501
Goodwill	2,795
Total assets acquired	6,705

Current liabilities	908
Long-term liabilities, including deferred taxes	617
Total liabilities assumed	1,525
Net assets acquired	$5,180

<>An amount of $501 million of the purchase price was allocated to the estimated fair value of purchased research and development in-process, that as of the closing date of the acquisition, had not reached technological feasibility and had no alternative future use. This amount, upon initial recognition, has been treated as an indefinite life intangible asset until the related research and development efforts are either completed or abandoned (refer to note 1i).

<>Research and development in-process related to approximately 42 products and product groups, which included one product with a value of approximately one third of the total value of research and development in-process. A probability of success factor was used to reflect inherent technological and regulatory risks. The net cash inflows were discounted to present values, using a range of discount rates of between 10.5% and 15% and other assumptions, which take into account the stage of completion, nature and timing of efforts for completion, risks and uncertainties, and other key factors, which vary among the individual products. Material net cash inflows are expected to commence during 2014. Of the 42 products and product groups mentioned above, through December 31, 2011, none had been launched in significant markets.

Product rights and <>purchased research and development in process were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This method utilized a forecast of expected cash inflows (including adjustments, as appropriate, for regulatory and commercial risks), cash outflows and contributory charges for economic returns on tangible and intangible assets employed. A trade name was valued using a variation of the income approach known as the “Relief from Royalty Method”. This method is based on the concept that a company owns the trade name and licenses it to an operating company. The theoretical price paid by the operating company to the company that owns the trade name is expressed as a royalty rate. The net present value of all forecasted royalties represents the value of the trade name.

<>An amount of $1,658 million of the purchase price was allocated to existing products. The Company is amortizing existing products over a period of approximately 10 years. An amount of $139 million of the purchase price was allocated to a trade name. The excess of cost of acquisition over the fair value of net tangible and identifiable intangible assets on acquisition amounted to $2,795 million, and was allocated to goodwill.

Below are certain unaudited pro forma combined statement of income data for the years ended December 31, 2010 and 2009, as if the acquisition of ratiopharm had occurred on January 1, 2010 and 2009, respectively, after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) estimated additional interest expense due to: (i) borrowings under the one year credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of interest income on Teva's cash and cash equivalents and marketable securities used as cash consideration in the acquisition; and (iv) elimination of financial expenses of $102 million resulting from the hedging of the euro-denominated purchase price for the acquisition; and (c) elimination of intercompany sales.

The pro forma information below is given in accordance with the accepted accounting standards at the date of the acquisition.

This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010 and 2009, respectively, nor is it necessarily indicative of future results.

	Year ended December 31,
	2010	2009

	(U.S. $ in millions, except earnings per share)
	(Unaudited)
Net revenues	$17,396	$16,193
Net income attributable to Teva	$3,421	$1,962

Earnings per share:
Basic	$3.82	$2.25
Diluted	$3.76	$2.19

9) Significant cooperation agreements:

<>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development cost or litigation risks. The Company's most significant agreements of this nature are summarized below. <

  <><>With Lonza:

  <>On January 20, 2009, Teva signed a definitive agreement with Lonza Group Ltd. to establish a joint venture to develop, manufacture and market a number of affordable, effective and safe generic equivalents of a selected portfolio of biologic pharmaceuticals. The joint venture commenced activities in May 2009.

  <>Each of Teva and Lonza Group Ltd. has a 50% stake in the joint venture. Teva records its share of the joint venture under share in losses of associated companies—net. <><<><

  <><>With Sanofi:

  In April 2008, Teva assumed the U.S. and Canadian distribution of Copaxone® from Sanofi. Under the terms of the distribution agreements with Sanofi, Sanofi was entitled to payment by Teva of previously agreed-upon termination consideration of 25% of the in-market sales of Copaxone® in the U.S. and Canada for an additional two-year period, which ended on April 1, 2010. As of that date, Teva recorded all profits of Copaxone® for the U.S. and Canada.

  Teva has an additional agreement with Sanofi for the marketing of Copaxone® in Europe and other markets. Copaxone® was co-promoted with Sanofi in Germany, France, Spain, the Netherlands and Belgium, and was marketed solely by Sanofi in certain other European markets, Australia and New Zealand. In 2010, we assumed the distribution and marketing responsibilities for Copaxone® in the United Kingdom, the Czech Republic and Poland. On February 1, 2012, we assumed the marketing responsibilities for Copaxone® in all other European countries, and will also do so in Australia and New Zealand effective March 1, 2012. Upon termination, Sanofi will be entitled to an agreed-upon termination consideration of 6% of the in-market sales of Copaxone® in the applicable countries for an additional two-year period. Although we expect to record higher revenues as a result of this change, we will also become responsible for certain marketing and administrative expenses, which will no longer be shared with Sanofi.

  <><>With OncoGenex Pharmaceuticals:

<>In December 2009, Teva and OncoGenex Pharmaceuticals, Inc. entered into a global license and collaboration agreement to develop and commercialize OGX-011, as well as an agreement to purchase shares in OncoGenex. OGX-011 is a Phase III cancer therapy designed to inhibit cancer treatment resistance.

<>Under the terms of the collaboration and share purchase agreements, Teva paid OncoGenex an initial cash payment of $60 million, which includes the equity investment in OncoGenex common stock and the upfront payment and prepayment for OncoGenex's contribution to the development costs of OGX-011. OncoGenex will be eligible to receive up to $370 million in additional cash payments upon achievement of various milestones, including regulatory milestones and revenues targets. In addition, OncoGenex will receive tiered royalties on sales of the product with the royalty percentage ranging from the mid-teens to the mid-twenties, depending upon the amount of net revenues. Teva is responsible for all commercialization and development expenses. OncoGenex retains an option to co-promote OGX-011 in the U.S. and Canada.

10) Agreements with related parties:

In December 2006, Teva and Jexys Medical Research Services & Development Co. Ltd. entered into an agreement for the development of up to five prototype molecules, using Jexys' platform technology. As part of the agreement, Jexys granted Teva an option to receive an exclusive, worldwide royalty-bearing license for the commercialization of products in exchange for certain milestone payments and royalties. In August 2008, Teva and Jexys entered a Share Purchase Agreement, under which Teva has invested in Jexys while maintaining its option for exclusive license. Arik Yaari, Teva's Group Vice President—Teva Generics System, is a director and shareholder of Jexys.

In October 2008, a subsidiary of Teva entered into a two-year lease for 9,950 square feet of office space located in Miami, Florida from an entity controlled by Dr. Frost, Teva's Chairman of the board, at an annual rent of approximately $305,000 (including operational and service costs). Such amount was determined by Teva not to exceed the fair market rent for the property following a review of the commercial rental market for such space. In September 2010, the lease was extended for eighteen months, with no change in the annual rent. During 2011, two additional amendments were signed according to which the total office space was increased to 13,500 square feet. The term of the lease was extended until April 2015, with options to renew for two additional three-year terms. Aggregate rent for the first year of the extension (April 1, 2012 to March 31, 2013) is approximately $412,000, increasing 4% per year for the remainder of the initial term and each renewal term.

In August 2010, Teva made a contribution of $1,000,000 to the Jerusalem College of Engineering (JCE), an Israel-based non-profit organization, in connection with a collaboration designed to support the training of engineers specifically for the pharmaceutical industry. The contribution is to establish a laboratory specifically designed for this training program. Amir Elstein, a director of Teva, is Chairman of the Board of Governors of JCE.

CTG Weld Limited, a privately owned contract research organization (CRO), has provided services to Teva in connection with clinical trials since 2002. In 2011, Chaim Hurvitz, a director of Teva, acquired a personal interest in, and became a member of the board of directors of, CTG Weld. In 2011, Teva engaged CTG Weld in connection with certain clinical studies for overall payments of EUR 2.1 million.

In September 2011, Teva entered into an agreement with CoCrystal Discovery, Inc., a company focusing on the discovery and development of novel therapeutics, utilizing an innovative drug discovery technology. According to the agreement, Teva will fund the company's R&D under the Research Agreement by the investment into the company of two tranches of $7.5 million each per target (the latter one being discretionary). Dr. Phillip Frost, the Chairman of the Board of directors of Teva, and Prof. Roger Kornberg, a member of the board, are both investors in and members of the board of directors of CoCrystal Discovery, Inc.